UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 25, 2006
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (313) 556-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
News Release and Financial Statements
Charts Furnished to Securities Analysts

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
On October 25, 2006, a news release was issued on the subject of third quarter 2006 consolidated earnings for General Motors Corporation (GM). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of GM’s Quarterly Report on Form 10-Q. The third quarter earnings release for GM is attached as Exhibit 99.1.
Charts furnished to securities analysts in connection with GM’s third quarter 2006 earnings release are attached as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing
Exhibit 99.1	News Release Dated October 25, 2006 and Financial Statements	Attached as Exhibit

Exhibit 99.2	Charts Furnished to Securities Analysts	Attached as Exhibit
* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION
(Registrant)

Date: October 25, 2006	By:	/s/ PAUL W. SCHMIDT (Paul W. Schmidt, Controller)

EXHIBIT INDEX

Exhibits	Description	Method of Filing
Exhibit 99.1	News Release Dated October 25, 2006 and Financial Statements	Attached as

Exhibit 99.2	Charts Furnished to Securities Analysts	Attached as